                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                  Collection Period: 8/1/2006 through 8/31/2006
                                                   Determination Date: 9/11/2006
                                                         Payment Date: 9/15/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                                            $1,850,899,759.44
   (B) Total Securities Balance                                                                           $1,850,899,759.44
   (C) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                                                       $421,000,000.00
       (ii)   Class A-1 Notes Percentage (C(i)/B)                                                                    22.75%
       (iii)  Class A-1 Notes Rate                                                                                 1.13000%
       (iv)   Class A-1 Notes Accrual Basis                                                                      Actual/360
   (D) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                                                       $540,000,000.00
       (ii)   Class A-2 Notes Percentage (D(i)/B)                                                                    29.17%
       (iii)  Class A-2 Notes Rate                                                                                   1.580%
       (iv)   Class A-2 Notes Accrual Basis                                                                          30/360
   (E) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                                                       $340,000,000.00
       (ii)   Class A-3 Notes Percentage (E(i)/B)                                                                    18.37%
       (iii)  Class A-3 Notes Rate                                                                                   2.190%
       (iv)   Class A-3 Notes Accrual Basis                                                                          30/360
   (F) Class A-4 Notes
       (i)    Class A-4 Notes Balance                                                                       $499,000,000.00
       (ii)   Class A-4 Notes Percentage (F(i)/B)                                                                    26.96%
       (iii)  Class A-4 Notes Rate                                                                                   2.790%
       (iv)   Class A-4 Notes Accrual Basis                                                                          30/360
   (G) Certificates
       (i)    Certificates Balance                                                                           $50,899,759.44
       (ii)   Certificates Percentage (G(i)/B)                                                                        2.75%
       (iii)  Certificates Rate                                                                                      2.790%
       (iv)   Certificates Accrual Basis                                                                             30/360
   (H) Servicing Fee Rate                                                                                             1.00%
   (I) Portfolio Summary
       (i)    Weighted Average Coupon (WAC)                                                                           4.17%
       (ii)   Weighted Average Original Maturity (WAOM)                                                               58.66 months
       (iii)  Weighted Average Remaining Maturity (WAM)                                                               53.78 months
       (iv)   Number of Receivables                                                                                 111,180
   (J) Reserve Fund
       (i)    Reserve Account Initial Deposit Percentage                                                              0.50%
       (ii)   Reserve Account Initial Deposit                                                                 $9,254,498.80
       (iii)  Specified Reserve Account Percentage                                                                    0.75%
       (iv)   Specified Reserve Account Balance                                                              $13,881,748.20
   (K) Yield Supplement Account Deposit                                                                      $20,761,691.70

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                              $416,803,814.06
   (B) Total Securities Balance                                                                             $416,803,814.06
   (C) Cumulative Note and Certificate Pool Factor                                                                0.2251898
   (D) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                                                                 $0.00
       (ii)   Class A-1 Notes Pool Factor                                                                         0.0000000
       (iii)  Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
       (iv)   Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
   (E) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                                                                 $0.00
       (ii)   Class A-2 Notes Pool Factor                                                                         0.0000000
       (iii)  Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
       (iv)   Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
   (F) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                                                                 $0.00
       (ii)   Class A-3 Notes Pool Factor                                                                         0.0000000
       (iii)  Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
       (iv)   Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
   (G) Class A-4 Notes
       (i)    Class A-4 Notes Balance                                                                       $401,416,655.98
       (ii)   Class A-4 Notes Pool Factor                                                                         0.8044422
       (iii)  Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
       (iv)   Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
   (H) Certificates
       (i)    Certificates Balance                                                                           $15,387,158.08
       (ii)   Certificates Pool Factor                                                                            0.3023032
       (iii)  Certificates Interest Carryover Shortfall                                                               $0.00
       (iv)   Certificates Principal Carryover Shortfall                                                              $0.00
   (I) Servicing Fee
       (i)    Servicing Fee Shortfall                                                                                 $0.00

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                  Collection Period: 8/1/2006 through 8/31/2006
                                                   Determination Date: 9/11/2006
                                                         Payment Date: 9/15/2006

   (J) End of Prior Month Account Balances
       (i)    Reserve Account                                                                                $13,881,748.20
       (ii)   Yield Supplement Account                                                                        $2,178,987.15
       (iii)  Payahead Account                                                                                        $0.00
       (iv)   Advances Outstanding                                                                              $189,346.20
   (K) Portfolio Summary as of End of Prior Month
       (i)    Weighted Average Coupon (WAC)                                                                           3.84%
       (ii)   Weighted Average Remaining Maturity (WAM)                                                               21.37 months
       (iii)  Number of Receivables                                                                                  62,408
   (L) Note and Certificate Principal Distribution Percentages
       (i)    Note Percentage                                                                                        96.44%
       (ii)   Certificate Percentage                                                                                  3.56%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)    Scheduled Principal Collections                                                                         $0.00
       (ii)   Prepayments in Full                                                                                     $0.00
       (iii)  Prepayments in Full due to Repurchases                                                                  $0.00
   (B) Precomputed Contracts Collections                                                                              $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
   (D) Simple Interest Receivables Principal
       (i)    Principal Collections                                                                          $20,118,480.95
       (ii)   Prepayments in Full                                                                             $7,927,632.73
       (iii)  Repurchased Receivables Related to Principal                                                            $0.00
   (E) Simple Interest Receivables Interest
       (i)    Simple Interest Collections                                                                     $1,343,613.86
   (F) Payment Advance for Precomputes
       (i)    Reimbursement of Previous Advances                                                                      $0.00
       (ii)   Current Advance Amount                                                                                  $0.00
   (G) Interest Advance for simple Interest - Net                                                               ($7,002.04)
   (H) Payahead Account
       (i)    Payments Applied                                                                                        $0.00
       (ii)   Additional Payaheads                                                                                    $0.00
   (I) Portfolio Summary as of End of Month
       (i)    Weighted Average Coupon (WAC)                                                                           3.83%
       (ii)   Weighted Average Remaining Maturity (WAM)                                                               20.46 months
       (iii)  Remaining Number of Receivables                                                                        60,791
   (J) Delinquent Receivables                                       # Units           Dollar Amount
                                                                 -------------   ----------------------
       (i)    31-60 Days Delinquent                              1,869   3.07%   $12,459,262.02   3.21%
       (ii)   61-90 Days Delinquent                                616   1.01%    $4,137,472.31   1.07%
       (iii)  91 Days or More Delinquent                           114   0.19%      $809,011.40   0.21%
   (K) Vehicles Repossessed During Collection Period                29   0.05%      $228,519.57   0.06%
   (L) Total Repossessed Vehicles in Inventory                      38   0.06%      $290,103.29   0.07%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                           $0.00
   (B) Reserve Account Investment Income                                                                         $62,231.77
   (C) Yield Supplement Account Investment Income                                                                $10,212.52
   (D) Trust Fees Expense                                                                                             $0.00
   (E) Aggregate Net Losses for Collection Period                                                                 12,484.19
   (F) Liquidated Receivables Information
       (i)    Gross Principal Balance on Liquidated Receivables                                                  279,100.54
       (ii)   Liquidation Proceeds                                                                                44,347.83
       (iii)  Recoveries from Prior Month Charge Offs                                                            222,268.52
   (G) Days in Accrual Period                                                                                            31
   (H) Deal age                                                                                                          35

                               MONTHLY COLLECTIONS
                               -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $1,336,611.82

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                             $28,046,113.68
   (B) Liquidation Proceeds (IV(F(i)))                                                                            44,347.83
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                             0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       222,268.52
                                                                                                          -----------------
   (E) Total Principal Collections (A+B+C+D)                                                                 $28,312,730.03

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                   $29,649,341.85
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $232,243.04
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                        $29,881,584.89
-------------------------------------

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                  Collection Period: 8/1/2006 through 8/31/2006
                                                   Determination Date: 9/11/2006
                                                         Payment Date: 9/15/2006

                              MONTHLY DISTRIBUTIONS
                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)    Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                     $347,336.51
       (ii)   Servicing Fee Paid ($ 0.19 per $1,000 original principal amount)                                   347,336.51
                                                                                                          -----------------
       (iii)  Servicing Fee Shortfall                                                                                 $0.00
   (B) Reserve Account Investment Income (IV(B))                                                                 $62,231.77
   (C) Yield Supplement Account Investment Income (IV(C))                                                             $0.00
   (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)    Class A-1 Notes
              (a) Class A-1 Notes Interest Due                                                                        $0.00
              (b) Class A-1 Notes Interest Paid                                                                        0.00
                                                                                                          -----------------
              (c) Class A-1 Notes Interest Shortfall                                                                  $0.00
       (ii)   Class A-2 Notes
              (a) Class A-2 Notes Interest Due                                                                        $0.00
              (b) Class A-2 Notes Interest Paid                                                                        0.00
                                                                                                          -----------------
              (c) Class A-2 Notes Interest Shortfall                                                                  $0.00
       (iii)  Class A-3 Notes
              (a) Class A-3 Notes Interest Due                                                                        $0.00
              (b) Class A-3 Notes Interest Paid                                                                        0.00
                                                                                                          -----------------
              (c) Class A-3 Notes Interest Shortfall                                                                  $0.00
       (iv)   Class A-4 Notes
              (a) Class A-4 Notes Interest Due                                                                  $933,293.73
              (b) Class A-4 Notes Interest Paid                                                                  933,293.73
                                                                                                          -----------------
              (c) Class A-4 Notes Interest Shortfall                                                                  $0.00
       (v)    Total Note Interest
              (a) Total Note Interest Due                                                                       $933,293.73
              (b) Total Note Interest Paid                                                                       933,293.73
                                                                                                          -----------------
              (c) Total Note Interest Shortfall                                                                       $0.00
              (d) Reserve Account Withdrawal for Note Interest                                                        $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                     $28,600,954.65
   (B) Principal
       (i)    Noteholders' Principal Distribution Amounts                                                    $27,316,836.59
       (ii)   Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                                                       $0.00
              (b) Class A-1 Notes Principal Paid                                                                       0.00
                                                                                                           ----------------
              (c) Class A-1 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
       (iii)  Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                                                       $0.00
              (b) Class A-2 Notes Principal Paid                                                                       0.00
                                                                                                          -----------------
              (c) Class A-2 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
       (iv)   Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                                                       $0.00
              (b) Class A-3 Notes Principal Paid                                                                       0.00
                                                                                                          -----------------
              (c) Class A-3 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
       (v)    Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                                              $27,316,836.59
              (b) Class A-4 Notes Principal Paid                                                              27,316,836.59
                                                                                                          -----------------
              (c) Class A-4 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
       (vi)   Total Notes Principal
              (a) Total Notes Principal Due                                                                   27,316,836.59
              (b) Total Notes Principal Paid                                                                  27,316,836.59
                                                                                                          -----------------
              (c) Total Notes Principal Shortfall                                                                     $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                                          $1,284,118.06
   Amount deposited into reserve account                                                                               0.00
   Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                          -----------------
   Excess funds available to Certificateholders                                                                1,284,118.06
                                                                                                          -----------------

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                  Collection Period: 8/1/2006 through 8/31/2006
                                                   Determination Date: 9/11/2006
                                                         Payment Date: 9/15/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)    Certificate Monthly Interest Due                                                                   $35,775.14
       (ii)   Certificate Interest Shortfall Beginning Balance                                                        $0.00
                                                                                                          -----------------
       (iii)  Total Certificate Interest Due                                                                     $35,775.14
       (iv)   Certificate Interest Paid                                                                           35,775.14
                                                                                                          -----------------
       (v)    Certificate Interest Shortfall Ending Balance                                                           $0.00
   (B) Principal
       (i)    Certificate Monthly Principal Due                                                               $1,008,377.63
       (ii)   Certificate Principal Shortfall Beginning Balance                                                       $0.00
                                                                                                          -----------------
       (iii)  Total Certificate Principal Due                                                                 $1,008,377.63
       (iv)   Certificate Principal Paid                                                                       1,008,377.63
                                                                                                          -----------------
       (v)    Certificate Principal Shortfall Ending Balance                                                          $0.00
   (C) Release to Seller                                                                                        $239,965.29

                              DISTRIBUTIONS SUMMARY
                              ---------------------

   (A) Total Collections                                                                                     $29,881,584.89
   (B) Service Fee                                                                                              $347,336.51
   (C) Trustee Fees                                                                                                    0.00
   (D) Class A1 Amount                                                                                                $0.00
   (E) Class A2 Amount                                                                                                $0.00
   (F) Class A3 Amount                                                                                                $0.00
   (G) Class A4 Amount                                                                                       $28,250,130.32
   (H) Amount Deposited into Reserve Account                                                                          $0.00
   (I) Certificateholders                                                                                     $1,044,152.77
   (J) Release to seller                                                                                        $239,965.29
   (K) Total amount distributed                                                                              $29,881,584.89
   (L) Amount of Draw from Reserve Account                                                                             0.00
   (M) Excess Amount Released from Reserve Account                                                                     0.00

                         DISTRIBUTION TO SECURITYHOLDERS
                         -------------------------------

   Note Interest Distribution Amount                                                                            $933,293.73
       Class A-1 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes: ($ 1.87 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                                         27,316,836.59
       Class A-1 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes: ($ 54.74 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                                                   0.00
      Change from immediately preceding Payment Date                                                                   0.00
       Class A-1 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes: ($ 0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                                                  0.00
      Change from immediately preceding Payment Date                                                                   0.00
       Class A-1 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes: ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes: ($ 0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                                                       35,775.14
                        ($ 0.70 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                                                   1,008,377.63
                        ($ 19.81 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                                            0.00
      Change from immediately preceding Payment Date                                                                   0.00
                        ($ 0.00 per $1,000 original principal amount)

   Certificate Principal Carryover Shortfall                                                                           0.00
      Change from immediately preceding Payment Date                                                                   0.00
                        ($ 0.00 per $1,000 original principal amount)

                                                                          page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                  Collection Period: 8/1/2006 through 8/31/2006
                                                   Determination Date: 9/11/2006
                                                         Payment Date: 9/15/2006

                                                                                      Beginning                   End
                                                                                      of Period                of Period
                                                                                   ---------------          ---------------

                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                                           $401,416,655.98          $374,099,819.39
       (ii)   Note Pool Factor                                                           0.2230093                0.2078332
       (iii)  Class A-1 Notes Balance                                                         0.00                     0.00
       (iv)   Class A-1 Notes Pool Factor                                                0.0000000                0.0000000
       (v)    Class A-2 Notes Balance                                                         0.00                     0.00
       (vi)   Class A-2 Notes Pool Factor                                                0.0000000                0.0000000
       (vii)  Class A-3 Notes Balance                                                         0.00                     0.00
       (viii) Class A-3 Notes Pool Factor                                                0.0000000                0.0000000
       (ix)   Class A-4 Notes Balance                                               401,416,655.98           374,099,819.39
       (x)    Class A-4 Notes Pool Factor                                                0.8044422                0.7496990
       (xi)   Certificates Balance                                                   15,387,158.08            14,378,780.45
       (xii)  Certificates Pool Factor                                                   0.3023032                0.2824921
       (xiii) Total Principal Balance of Notes and Certificates                     416,803,814.06           388,478,599.84
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                                                  3.84%                    3.83%
       (ii)   Weighted Average Remaining Maturity (WAM)                                      21.37 months             20.46 months
       (iii)  Remaining Number of Receivables                                               62,408                   60,791
       (iv)   Portfolio Receivable Balance                                         $416,803,814.06          $388,478,599.84
   (C) Outstanding Advance Amount                                                      $189,346.20              $182,344.16
   (D) Outstanding Payahead Balance                                                          $0.00                    $0.00

                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                                                     $13,881,748.20
   (B) Draws                                                                                                           0.00
       (i)    Draw for Servicing Fee                                                                                   0.00
       (ii)   Draw for Interest                                                                                        0.00
       (iii)  Draw for Realized Losses                                                                                 0.00
   (C) Excess Interest Deposited into the Reserve Account                                                              0.00
   (D) Reserve Account Balance Prior to Release                                                               13,881,748.20
   (E) Reserve Account Required Amount                                                                        13,881,748.20
   (F) Final Reserve Account Required Amount                                                                  13,881,748.20
   (G) Excess Reserve Account Amount                                                                                   0.00
   (H) Ending Reserve Account Balance                                                                         13,881,748.20

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                                              2,178,987.15
   (B) Investment Earnings                                                                                        10,212.52
   (C) Investment Earnings Withdraw                                                                                    0.00
   (D) Additional Yield Supplement Amounts                                                                             0.00
   (E) Yield Supplement Deposit Amount                                                                           232,243.04
                                                                                                          -----------------
   (F) Ending Yield Supplement Account Balance                                                                 1,956,956.63

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds                                                                               $44,347.83
       (ii)   Recoveries on Previously Liquidated Contracts                                                      222,268.52
   (B) Aggregate Net Losses for Collection Period                                                                 12,484.19
   (C) Net Loss Rate for Collection Period (annualized)                                                               0.04%
   (D) Cumulative Net Losses for all Periods                                                                  10,343,118.73
   (E) Delinquent Receivables                                       # Units           Dollar Amount
                                                                 -------------   ----------------------
       (i)    30-59 Days Delinquent                              1,869   3.07%   $12,459,262.02   3.21%
       (ii)   60-89 Days Delinquent                                616   1.01%    $4,137,472.31   1.07%
       (iii)  90 Days or More Delinquent                           114   0.19%      $809,011.40   0.21%

XVIII. REPOSSESSION ACTIVITY                                        # Units           Dollar Amount
----------------------------                                     -------------   ----------------------
   (A) Vehicles Repossessed During Collection Period                29   0.05%      $228,519.57   0.06%
   (B) Total Repossessed Vehicles in Inventory                      38   0.06%      $290,103.29   0.07%

                                                                          page 6

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                  Collection Period: 8/1/2006 through 8/31/2006
                                                   Determination Date: 9/11/2006
                                                         Payment Date: 9/15/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
       (i)    Second Preceding Collection Period                                                                     -0.25%
       (ii)   Preceding Collection Period                                                                            -0.20%
       (iii)  Current Collection Period                                                                               0.04%
       (iv)   Three Month Average (Avg (i, ii, iii))                                                                 -0.14%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
       (i)    Second Preceding Collection Period                                                                      0.91%
       (ii)   Preceding Collection Period                                                                             0.96%
       (iii)  Current Collection Period                                                                               1.26%
       (iv)   Three Month Average (Avg (i, ii, iii))                                                                  1.05%
   (C) Loss and Delinquency Trigger Indicator                                                          Trigger was not hit.

   I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

              /s/ Tetsuo Nishikiori
              ---------------------------------
              Tetsuo Nishikiori
              Vice President